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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                               ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported). June 11, 2001.

                               ----------------

                             KEY3MEDIA GROUP, INC.


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             (Exact name of registrant as specified in its charter)

        Delaware                        1-16061               95-4799962

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(State or other Jurisdiction of     (Commission File      (IRS Employer
 incorporation                      Number)               Identification No.)

                        5700 Wilshire Blvd., Suite 325
                             Los Angeles, CA 90036

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              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (323) 954-6000

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.


In connection with the registration statement on Form S-3 (File No. 333-58808) (the "Registration Statement") filed by the Registrant and its wholly owned subsidiary Key3Media Events, Inc. (the "Subsidiary Guarantor") and a proposed offering under the Registration Statement of senior subordinated notes of the Registrant which will be guaranteed by the Subsidiary Guarantor (the "Proposed Offering"), the Registrant is filing herewith:

 .  revised audited consolidated financial statements for the years ended
   December 31, 2000, 1999 and 1998 and as of December 31, 2000 and 1999

 .  revised unaudited consolidated financial statements for the quarters ended
   March 31, 2001 and 2000 and as of March 31, 2001 and December 31, 2000.

These revised consolidated financial statements are incorporated by reference into the Registration Statement and, for purposes of the Registration Statement, respectively replace and supercede:

 .  the audited consolidated financial statements contained in the Registrant's
   Annual Report on Form 10-K for the year ended December 31, 2000, and

 .  the unaudited consolidated financial statements contained in the Registrant's
   Quarterly Report on Form 10-Q for the quarter ended March 31, 2001.

The only substantive difference between the new and previously filed consolidated financial statements is the addition in the new financial statements of a footnote containing condensed consolidating financial information separately for the Registrant, the Subsidiary Guarantor and the Registrant's other non-guarantor subsidiaries as a group. This footnote is required for the Proposed Offering of guaranteed notes pursuant to Rule 3-10 of Regulation S-X.

Item 7.   Financial Statements and Exhibits.

(c)

Exhibit 23.1 - Consent of Ernst & Young LLP


Exhibit 23.2 - Consent of PricewaterhouseCoopers LLP

Exhibit 27 -   Financial Statement Schedule--Valuation and Qualifying Accounts

Exhibit 99.1 -


                             KEY3MEDIA GROUP, INC.

                             FINANCIAL STATEMENTS


Unaudited Financial Statements

Condensed Consolidated Balance Sheets as of December 31, 2000
 and March 31, 2001............................................

Condensed Consolidated Statements of Operations for the Three
 months ended March 31, 2000 and 2001..........................

Condensed Consolidated Statements of Cash Flows for the Three
 months ended March 31, 2000 and 2001..........................

Condensed Consolidated Statement of Changes in Shareholders'
 Equity for the Three months ended March 31, 2001..............

Notes to Condensed Consolidated Financial Statements...........

Audited Consolidated Financial Statements

Report of Independent Auditors--Ernst & Young LLP..............

Report of Independent Accountants--PricewaterhouseCoopers LLP..

Consolidated Balance Sheets--December 31, 1999 and 2000........

Consolidated Statements of Income--Three-year period ended
 December 31, 2000.............................................

Consolidated Statements of Changes in Shareholders' Equity and
 Comprehensive Income--Three-year period ended December 31,
 2000..........................................................

Consolidated Statements of Cash Flows--Three-year period ended
 December 31, 2000.............................................

Notes to Consolidated Financial Statements.....................

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KEY3MEDIA GROUP, INC.



          Dated: June 8, 2001           By: /s/ Peter B. Knepper
                                           ------------------------------
                                           Name:  Peter B. Knepper
                                           Title: Executive Vice President
                                                  and Chief Financial Officer